UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2025

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2025, Catherine “Triona” Schmelter and Perrigo Company plc (the “Company”) agreed to a mutual separation from the Company due to the elimination of her position effective June 30, 2025, such that Ms. Schmelter no longer serves as Executive Vice President (“EVP”) & President, Consumer Self-Care Americas of the Company and all relevant subsidiaries and affiliates.

In connection with her separation, the Company entered into a Waiver and Release Agreement with Ms. Schmelter on June 30, 2025 (the “Agreement”), pursuant to which Ms. Schmelter stepped down from her position as EVP & President, Consumer Self-Care Americas on June 30, 2025, and transitioned to an advisory role until October 31, 2025. The Agreement provides that, subject to her execution of a supplemental release of claims, Ms. Schmelter will receive the severance benefits that she is entitled to upon an involuntary termination without cause pursuant to the Perrigo Company plc U.S. Severance Policy, including one year of base salary, a prorated 2025 incentive bonus, one year of Company-paid COBRA benefits, career transition assistance, and two years continued vesting of outstanding equity awards, along with reimbursement of attorneys’ fees.

ITEM 7.01. Other Information

On July 1, 2025, the Company announced the appointment of Roberto Khoury as EVP and Chief Commercial Officer, effective immediately. Mr. Khoury previously held the role of EVP and President Consumer Self-Care International, which position was also eliminated. In his new role, Mr. Khoury will continue to report to Patrick Lockwood-Taylor.

On July 1, 2025, Perrigo issued a press release announcing Ms. Schmelter’s departure and Mr. Khoury’s appointment, a copy of which is attached hereto as Exhibit 99.1. Perrigo undertakes no obligation to update, supplement or amend the press release attached hereto as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on July 1, 2025 furnished solely pursuant to Item 7.01 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Eduardo Bezerra
Dated: July 1, 2025		Eduardo Bezerra
Chief Financial Officer